SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 2002

                                       FH

                                  (Depositor)

(Issuer in respect of First Horizon Mortgage Pass-Through Trust, Series 2001-1)

                (Exact name of registrant as specified in charter)

Texas                         333-74467                     13-4150878
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214.441.4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
                                 Series 2001-1

On June 25, 2002, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Series 2001-1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2001, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Series 2001-1 relating to the distribution date of June 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2002


                                       FH


                          By: /s/ Karon Greene
                              ------------------------------
                          Name:   Karon Greene
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated June 25, 2002



                             Payment Date: 06/25/02


          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2001-1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1          1,114,794.58    7.250000%       522,776.29      6,735.22      529,511.51       0.00       0.00
                        A2          1,114,794.58    6.750000%       522,776.29      6,270.72      529,047.01       0.00       0.00
                        A3         10,145,076.63    7.000000%     4,757,473.38     59,179.61    4,816,652.99       0.00       0.00
                        A4         13,170,002.16    7.000000%             0.00          0.00            0.00       0.00       0.00
                        A5         20,818,000.00    7.000000%             0.00    121,438.33      121,438.33       0.00       0.00
Residual                AR                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          4,118,544.37    7.000000%         2,914.43     24,024.84       26,939.27       0.00       0.00
                        B2          1,749,689.00    7.000000%         1,238.14     10,206.52       11,444.66       0.00       0.00
                        B3            926,771.39    7.000000%           655.82      5,406.17        6,061.98       0.00       0.00
                        B4            822,917.61    7.000000%           582.33      4,800.35        5,382.68       0.00       0.00
                        B5            515,312.59    7.000000%           364.65      3,005.99        3,370.64       0.00       0.00
                        B6            618,088.83    7.000000%           437.38      3,605.52        4,042.90       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         55,113,991.73     -            5,809,218.72    244,673.27    6,053,891.99     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1            592,018.29              0.00
                                A2            592,018.29              0.00
                                A3          5,387,603.25              0.00
                                A4         13,246,827.17              0.00
                                A5         20,818,000.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          4,115,629.94              0.00
                                B2          1,748,450.86              0.00
                                B3            926,115.57              0.00
                                B4            822,335.28              0.00
                                B5            514,947.93              0.00
                                B6            617,651.44              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         49,381,598.03     -
--------------------------------------------------------------------------------

                             Payment Date: 06/25/02


          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2001-1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1      1,114,794.58     7.250000% 32051DDS8    34.851753      0.449014     39.467886
                           A2      1,114,794.58     6.750000% 32051DDT6    34.851753      0.418048     39.467886
                           A3     10,145,076.63     7.000000% 32051DDU3    34.851753      0.433531     39.467886
                           A4     13,170,002.16     7.000000% 32051DDV1     0.000000      0.000000  1,103.902264
                           A5     20,818,000.00     7.000000% 32051DDW9     0.000000      5.833333  1,000.000000
Residual                   AR              0.00     7.000000% 32051DDY5     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      4,118,544.37     7.000000% 32051DDZ2     0.699911      5.769655    988.383751
                           B2      1,749,689.00     7.000000% 32051DEA6     0.699911      5.769655    988.383751
                           B3        926,771.39     7.000000% 32051DEB4     0.699911      5.769655    988.383751
                           B4        822,917.61     7.000000% 32051DEC2     0.699911      5.769655    988.383751
                           B5        515,312.59     7.000000% 32051DED0     0.699911      5.769655    988.383751
                           B6        618,088.83     7.000000% 32051DEE8     0.699911      5.769655    988.383751
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      55,113,991.73       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2001-1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance        49,381,597.96    49,381,597.96
Loan count                    133              133
Avg loan rate           8.103313%             8.10
Prepay amount        5,693,393.04     5,693,393.04

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees         8,518.77         8,518.77
Sub servicer fees       39,311.28        39,311.28
Trustee fees               274.05           274.05


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             161,242.00       161,242.00
Fraud                  551,139.92       551,139.92
Special Hazard       1,480,656.92     1,480,656.92


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           84.130865%           100.000000%             46,362,667.96
   -----------------------------------------------------------------------------
   Junior           15.869135%             0.000000%              8,745,131.03
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   694,240.28
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 2                   694,240.28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,053,891.99          6,053,891.99
Principal remittance amount            5,809,218.72          5,809,218.72
Interest remittance amount               244,673.27            244,673.27